Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 13, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019, AS SUPPLEMENTED

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

The following changes are made to the Summary Prospectus of SSGA Emerging Markets Enhanced Index Portfolio, a series of Brighthouse Funds Trust I:

The section entitled “Principal Investment Strategies” is revised to add the following disclosure as the penultimate paragraph of that section:

In addition, the Portfolio may pursue its investment objective and principal investment strategies by investing in exchange-traded funds, other investment companies and depositary receipts. The Portfolio may do so when such exposures represent an efficient way to gain a desired investment exposure, when investing directly in a market or country may be impractical, or for other investment purposes.

The section entitled “Principal Risks” is revised to add the following disclosure as the last paragraph of that section:

Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE